    As filed with the Securities and Exchange Commission on April 30, 1998

                                         Securities Act registration no. 2-34223
                                        Investment Company Act file no. 811-1829
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A
                         ______________________________

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 61

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 36
                         ______________________________

                             ACORN INVESTMENT TRUST
                                  (Registrant)

                       227 West Monroe Street, Suite 3000
                            Chicago, Illinois  60606

                         Telephone number: 312/634-9200
                         ______________________________

     Ralph Wanger                            Janet D. Olsen
     Acorn Investment Trust                  Bell, Boyd & Lloyd
     227 West Monroe Street, Suite 3000      70 West Madison Street, Suite 3300
     Chicago, Illinois  60606                Chicago, Illinois  60602
                              (Agents for service)
                         _____________________________

                Amending Parts A, B, and C, and filing exhibits
                         ______________________________

     It is proposed that this filing will become effective:

                [x]  immediately upon filing pursuant to rule 485(b)
                [ ]  on __________ pursuant to rule 485(b)
                [ ]  60 days after filing pursuant to rule 485(a)(1)
                [ ]  on ___________ pursuant to rule 485(a)(1)
                [ ]  75 days after filing pursuant to rule 485(a)(2)
                [ ]  on ___________ pursuant to rule 485(a)(2).

--------------------------------------------------------------------------------

                            ACORN INVESTMENT TRUST

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

     Item                Location or caption*
     ----           ------------------------------
                    Part A (prospectus)
                    -------------------
     1 (a) & (b)    Cover Page

     2              Expenses and Performance - Expenses

     3 (a)          Financial Highlights
       (b)          Not applicable
       (c) & (d)    Expenses and Performance - Performance

     4 (a)(i)       The Funds in Detail - Organization
          (ii)      The Funds at a Glance; The Funds in Detail - The Acorn
                     Philosophy; The Funds in Detail - Securities, Investment Practices, and Risks; Foreign Securities; Managing Investment Exposure; Illiquid and Restricted Securities; Diversification; Other Investment Companies; Lending and Repurchase Agreements

       (b)          The Funds in Detail - Securities, Investment Practices, and
                     Risks; Foreign Securities; Managing Investment Exposure; Illiquid and Restricted Securities; Diversification; Other Investment Companies; Lending and Repurchase Agreements
       (c)          The Funds at a Glance - Who May Want to Invest; The Acorn
                     Philosophy; Securities, Investment Practices, and Risks

     5 (a)          The Funds in Detail - Organization
       (b)          The Funds at a Glance; The Funds in Detail - Organization;
                     Management; Expenses and Performance - Expenses; Highlights--How to Contact Us

       (c)          The Funds in Detail - Organization; Management
       (d)          Not applicable
       (e)          Your Account - How to Buy Shares; How to Sell Shares;
                     Highlights - How to Contact Us; The Funds in Detail - Transfer Agent and Custodian
       (f)          Expenses and Performance - Expenses
       (g)          Not applicable

     5A             The information called for is contained in the annual report

     6 (a)          The Funds in Detail - Organization; Your Account - How to
                     Buy Shares; How to Sell Shares; Shareholder and Account
                      Policies
       (b)          Not applicable
       (c)          Shareholder and Account Policies; The Funds in Detail -
                     Organization; Securities, Investment Practices and Risks
       (d)          Not applicable
       (e)          Your Account - Doing Business With Acorn; How to Buy Shares;
                     How to Sell Shares; Shareholder and Account Policies - Statements and Reports; Highlights - How to Contact Us

       (f) & (g)    Dividends, Capital Gains, and Taxes
       (h)          Not applicable


     7              Your Account; Shareholder and Account Policies; Highlights
       (a)          The Funds in Detail - Distributor

------------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

     Item                Location or caption*
     ----           ------------------------------
       (b)          Expenses and Performance - Expenses; Shareholder and
                     Account Policies - Share Price

       (c)          Not applicable
       (d)          Your Account - How to Buy Shares; Shareholder and Account
                     Policies - Exchange Plan Restrictions
       (e) & (f)    Not applicable

     8 (a)          Your Account - Doing Business with Acorn; How to Sell
                     Shares; Shareholder and Account Policies - Redemptions; Telephone Exchange Plan; Exchange Plan Restrictions

       (b)          Shareholder and Account Policies - Purchases; Transactions
                     with Dealers

       (c) & (d)    Shareholder and Account Policies - Redemptions

     9              Not applicable

-------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item                        Location or caption*
----                     --------------------------
               Part B (Statement of Additional Information)
--------------------------------------------------------------------------------
10             Cover Page
11             Cover Page
12             Not applicable
13(a)-(c)      Investment Objectives and Policies; Investment Techniques and
                Risks; Investment Restrictions
  (d)          Investment Techniques and Risks
14(a)-(b)      Trustees and Officers
  (c)          Not applicable
15(a) & (b)    Not applicable
  (c)          Trustees and Officers
16(a)(i)       Investment Adviser
     (ii)      Trustees and Officers
     (iii)     Investment Adviser
  (b)          Investment Adviser
  (c)-(g)      Not applicable
  (h)          Custodian; Independent Auditors
  (i)          Not applicable
17(a)          Portfolio Transactions
  (b)          Not applicable
  (c) & (d)    Portfolio Transactions
  (e)          Not applicable
18(a)          The Trust
  (b)          Not applicable
19(a)-(c)      Purchasing and Redeeming Shares
20             Additional Tax Information
21(a)-(b)      Distributor
21 (c)         Not Applicable
22             Performance Information
23             Information About the Funds

---------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item              Location or caption*
----           --------------------------
               Part C (Other Information)
               --------------------------
24             Financial statements and exhibits
25             Persons controlled by or under common control with registrant
26             Number of holders of securities
27             Indemnification
28             Business and other connections of investment adviser
29             Principal underwriters
30             Location of accounts and records
31             Management services
32             Undertakings

--------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                       [PICTURE OF ACORNS APPEARS HERE]

                                  prospectus

                                  May 1, 1998





                                          -------------------------
                                          The Acorn Family of Funds
                                          Prospectus and Application




[_] Managed by Wanger Asset Management, L.P.

Dear Investor:

Thank you for your interest in the Acorn Family of Funds. This prospectus tells you how to invest in the Acorn funds. It includes historical financial information (pp. 5-8) and short biographies of the funds' portfolio managers (pp. 24-25). Instructions for buying and selling shares are on pages 38-41. Please take the time to read it carefully, and keep it with your other Acorn records for future reference.

The Acorn Family of Funds is managed by Chicago-based Wanger Asset Management, L.P. and consists of three 100% no-load mutual funds -- Acorn Fund, Acorn International and Acorn USA. Our flagship, Acorn Fund, was founded in 1970 as a small-cap U.S.-only mutual fund. In the mid-1980s, we studied the risk/reward benefits of diversifying internationally and decided to invest a portion of the Fund's portfolio overseas. Today, Acorn Fund is a global fund with investments both in U.S. and foreign companies. Building on our small-cap international experience, Acorn International was first offered to investors in 1992. The fund has grown rapidly over the past 5 years, and now includes nearly 200 positions in over 40 countries worldwide. The newest family member, Acorn USA, was launched in 1996 and invests in small and mid-cap stocks in the U.S. Whether you invest in one or all of the funds, each is highly diversified to help reduce return volatility. And remember, the Acorn funds are 100% no-load which means you pay no sales charges or 12b-1 fees.

If you have any questions about the contents of this prospectus, call us toll-free at 1-800-9-ACORN-9 (1-800-922-6769) for assistance. Our knowledgeable shareholder services team is dedicated to providing you with high quality service. We are happy to help answer general questions about investing or specific questions about the Acorn funds.

We hope the Acorn funds will become your favorite mutual fund investments.

Best wishes,

/s/ Ralph Wanger

Ralph Wanger
Lead portfolio manager, Acorn Fund
Chief Investment Officer, Wanger Asset Management, L.P.

(Not part of the prospectus.)

Acorn Fund, Acorn International and Acorn USA invest for long-term capital growth. Each fund invests mostly in stocks of small and medium-size companies. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in overseas companies. Acorn USA invests in U.S. companies.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the funds invest and the services available to shareholders.

A Statement of Additional Information (SAI) dated the date of this prospectus has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference (is legally considered a part of this prospectus). The SAI is available free upon request by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).

You may also obtain the SAI, as well as other information that has been electronically filed, from the SEC's web site (www.sec.gov).

 .LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



-------------------------
The Acorn Family of Funds
 . Acorn Fund
 . Acorn International
 . Acorn USA

100% No-Load Funds

Prospectus and Application

May 1, 1998



Acorn Investment Trust  227 West Monroe Street Suite 3000  Chicago, Illinois
60606

Contents
The Funds at a Glance                          3
  .Goal
  .Strategy
  .Management
  .Who May Want to Invest

Expenses and Performance                       4
  .Expenses
  .Financial Highlights                        5
  .Performance                                 8

Your Account                                   9
  .Doing Business with Acorn
  .How to Buy Shares
  .Choices for Your Account
   Registration                               11
  .How to Sell Shares                         13
  .Selling Shares by Telephone
  .Selling Shares in Writing
  .Signature Guarantee                        14
  .Redemption Price

Shareholder and Account
Policies                                      15
  .Statements and Reports
  .Share Price
  .Purchases                                  16
  .Transactions with Dealers
  .Redemptions                                17
  .Address Changes                            18
  .Telephone Transactions
  .Telephone Exchange Plan
   and Money Market Funds                     19
  .Exchange Plan Restrictions                 20

Doing Business with Acorn                     21

Dividends, Capital Gains,
and Taxes                                     22
  .Distribution Options
  .Taxes
  .Foreign Income Taxes                       23

Meet the Team                                 24

The Funds in Detail                           26
  .Organization
  .Management
  .Transfer Agent and Custodian               27
  .Distributor                                28
  .Expenses
  .The Acorn Philosophy
  .Securities, Investment
   Practices, and Risks                       31
  .Foreign Securities                         32
  .Managing Investment
   Exposure                                   33
  .Illiquid and Restricted
   Securities                                 35
  .Diversification                            36
  .Other Investment
   Companies
  .Lending and Repurchase
   Agreements                                 37

Highlights                                    38
  .How to Buy Shares
  .How to Sell Shares                         40
  .How to Contact Us                          42



 Fund                                Ticker Symbol           CUSIPNumber

 Acorn Fund                          ACRNX                   004851101

 Acorn International                 ACINX                   004851200

 Acorn USA                           AUSAX                   004851309

Acorn Family of Funds
   .At a Glance

Goal
Acorn Fund, Acorn International and Acorn USA invest for long-term growth of capital.

Strategy
The Acorn funds are small to mid-cap growth funds. The funds look for attractively priced companies that Wanger Asset Management, investment advisor to the funds, thinks will benefit from favorable long-term social, economic, or political trends. The areas of emphasis may change from time to time. Acorn Fund is a global fund investing in the U.S. and abroad. Acorn International concentrates its investments in overseas companies, while Acorn USA invests in U.S. companies.

Management
Wanger Asset Management, L.P. (WAM) employs a team approach to management of the funds. The management team comprises the lead portfolio manager, other WAM portfolio managers and research analysts. Each team member has one or more areas of expertise, and shares responsibility for providing ideas, information, and knowledge in managing the funds. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations. Ralph Wanger is the lead portfolio manager, and Charles P. McQuaid is the co-portfolio manager of Acorn Fund. Leah J. Zell is the lead portfolio manager of Acorn International and Robert A. Mohn is the lead portfolio manager of Acorn USA.

Who May Want to Invest
The Acorn funds are designed for investors who want long-term growth of capital rather than income and who have the long-term investment outlook needed for investing in the stocks of small and medium-size companies in the U.S. and overseas. The value of each fund's investments and the return it generates vary from day to day. Performance depends on WAM's skills in identifying the trends that are the basis for the fund's stock selections, and in picking individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them. The stocks of smaller companies often involve more risk than the stocks of larger companies. Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market, or economic news. The funds are not by themselves a balanced investment plan.


To invest you must be a U.S. resident with a social security or tax identification number.

See "Your Account" for how to buy and redeem shares.

 .Expenses and Performance


Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Transaction Expenses
-------------------------------------------------------
Maximum sales charge on purchases
and reinvested dividends                           None
Deferred sales charge on redemptions               None
Exchange fee                                       None
Redemption fee                                     None
Wire transaction fee                               None

Annual fund operating expenses. Each fund pays its own operating expenses, including the management fee to WAM. Expenses are factored into a fund's share price daily, and are not charged directly to shareholder accounts.

The following are projections based on historical expenses. All expenses are calculated as a percentage of average net assets and have been restated to reflect the advisory and administration agreements that were effective January 1, 1998.

Acorn Fund
-------------------------------------------------------
Management fee                                     .69%
Administration fee                                 .05%
12b-1 fee                                          None
Other expenses                                     .12%
                                                   ----
Total fund operating expenses                      .86%

Acorn International
-------------------------------------------------------
Management fee                                     .82%
Administration fee                                 .05%
12b-1 fee                                          None
Other expenses                                     .32%
                                                  -----
Total fund operating expenses                     1.19%

Acorn USA
-------------------------------------------------------
Management fee                                     .95%
Administration fee                                 .05%
12b-1 fee                                          None
Other expenses                                     .35%
                                                  -----
Total fund operating expenses                     1.35%

 .Example: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as shown above and to the left. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:


Acorn Fund
-------------------------------------------------------
After 1 year                                       $  9
After 3 years                                      $ 27
After 5 years                                      $ 48
After 10 years                                     $106

Acorn International
-------------------------------------------------------
After 1 year                                       $ 12
After 3 years                                      $ 38
After 5 years                                      $ 65
After 10 years                                     $144

Acorn USA
-------------------------------------------------------
After 1 year                                       $ 13
After 3 years                                      $ 43
After 5 years                                      $ 74
After 10 years                                     $162


These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

Financial Highlights


Terms

Net Asset Value (NAV) is the value of a single share of a fund. It is computed by adding the value of all of a fund's investments, cash and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

Net Investment Income (loss) is the per share amount of dividends, interest, and other income earned on securities held by a fund, less fund expenses.

Net gain (loss) on investments, foreign currency and futures is the per share increase or decrease in value of the securities, foreign currencies and futures a fund holds. A gain (loss) is realized when securities, foreign currencies and/or futures are sold. A gain (loss) is unrealized when securities, foreign currencies and/or futures increase or decrease in value but are not sold.

Dividends from net investment income are the per share amount that a fund paid to shareholders from net investment income.

Distributions from net realized and unrealized gains are the per share amount that a fund paid to shareholders from net realized gains on investments and any unrealized gains, resulting from holding passive foreign investment companies ("pfics").

Total Return is the percentage increase or decrease in the value of an investment over a stated period of time. Total Return includes both changes in NAV and income. For the purpose of calculating Total Return, it is assumed that dividends and distributions are reinvested at the NAV on the day after the record date.

Ratio of expenses to average net assets is the total of a fund's operating expenses divided by its average net assets for the stated period. It does not reflect reductions in expenses through uninvested cash balances earning interest with a fund's custodian.

Ratio of net investment income (loss) to average net assets is a fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a fund's portfolio securities.


The information contained in the following tables has been derived from financial statements included in the Acorn Family of Funds' December 31, 1997 Annual Report. The Annual Report contains audited financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of Ernst & Young LLP, the Trust's independent auditors, all of which (but no other part of the Annual Report) are incorporated by reference into the SAI. Copies of the report may be obtained without charge by writing to us or by calling us toll-free at 1-800-9-ACORN-9 (1-800-922-6769).

 .Expenses and Performance, continued



Acorn Fund                                             Years ended 12/31,
-------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                         1997       1996       1995
Net Asset Value, beginning of year                                 $15.04     $13.60      $12.24
Income From Investment Operations
  Net investment income                                               .15        .09         .11
  Net realized and unrealized gain (loss) on
   investments, foreign currency and futures                         3.57       2.93        2.42
-------------------------------------------------------------------------------------------------
  Total from investment operations                                   3.72       3.02        2.53
Less Distributions
  Dividends from net investment income                              (0.16)      (.11)       (.09)
  Distributions from net realized and unrealized
   gains reportable for federal income taxes                        (1.61)     (1.47)      (1.08)
-------------------------------------------------------------------------------------------------
  Total distributions                                               (1.77)     (1.58)      (1.17)
-------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                       $16.99     $15.04      $13.60
=================================================================================================
Total Return                                                         25.0%      22.6%       20.8%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                             .56%       .57%        .57%
  Ratio of net investment income to average
   net assets                                                         .75%       .53%        .89%
  Portfolio turnover rate                                              32%        33%         29%
  Net assets at end of year (in millions)                          $3,681     $2,842      $2,399



Acorn International                                     Years ended 12/31,
-------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                        1997      1996        1995
Net Asset Value, beginning of period                                $19.61    $16.59      $15.24
Income From Investment Operations
  Net investment income (loss)                                         .40       .13         .16
  Net realized and unrealized gain (loss) on
   investments, foreign currency and futures                          (.34)     3.29        1.20
-------------------------------------------------------------------------------------------------
  Total from investment operations                                     .06      3.42        1.36
Less Distributions
  Dividends from net investment income                                (.38)     (.12)         --
  Distributions from net realized and unrealized
   gains reportable for federal income taxes                          (.90)     (.28)       (.01)
-------------------------------------------------------------------------------------------------
  Total distributions                                                (1.28)     (.40)       (.01)
-------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                      $18.39    $19.61      $16.59
=================================================================================================
Total Return                                                           0.2%     20.7%        8.9%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                             1.19%     1.17%       1.22%
  Ratio of net investment income (loss) to
   average net assets                                                  .58%      .51%        .90%
  Portfolio turnover rate                                               39%       34%         26%
  Net assets at end of period (in millions)                         $1,623    $1,773      $1,276



* Annualized

--------------------------------------------------------------------------------
     1994        1993        1992        1991        1990       1989       1988
   $13.95      $11.06      $ 9.32      $ 6.51      $ 8.58      $7.27      $6.48

      .06         .04         .07         .11         .12        .13        .12

    (1.10)       3.50        2.16        2.95       (1.62)      1.65       1.47
--------------------------------------------------------------------------------
    (1.04)       3.54        2.23        3.06       (1.50)      1.78       1.59

     (.11)       (.06)       (.08)       (.10)       (.13)      (.11)      (.16)

     (.56)       (.59)       (.41)       (.15)       (.44)      (.36)      (.64)
--------------------------------------------------------------------------------
     (.67)       (.65)       (.49)       (.25)       (.57)      (.47)      (.80)
--------------------------------------------------------------------------------
   $12.24      $13.95      $11.06      $ 9.32      $ 6.51      $8.58      $7.27
================================================================================
     (7.4%)      32.3%       24.2%       47.3%      (17.5%)     24.8%      24.8%

      .62%        .65%        .67%        .72%        .82%       .73%       .80%

      .55%        .30%        .72%       1.30%       1.60%      1.59%      1.52%
       18%         20%         25%         25%         36%        26%        36%
   $1,983      $2,035      $1,449      $1,150      $  767      $ 855      $ 563


                        Inception
                             9/23
                          through
                           12/31,
-----------------------------------
     1994        1993        1992
   $15.94      $10.69      $10.00

      .07         .00        (.03)

     (.67)       5.25         .72
-----------------------------------
     (.60)       5.25         .69

      --          --           --

     (.10)        --           --
-----------------------------------
     (.10)        --           --
-----------------------------------
   $15.24      $15.94      $10.69
===================================
     (3.8%)      49.1%        6.9%

     1.24%       1.21%       2.35%*

      .48%        .06%      (1.37%)*
       20%         19%         20%*
   $1,363      $  907      $   30

>Expenses and Performance, continued


                                                                        Inception
                                                                              9/4
                                                                          through
Acorn USA                                          Year ended 12/31,       12/31,
----------------------------------------------------------------------------------
For a share outstanding throughout each period                  1997         1996
Net Asset Value, beginning of period                          $11.65       $10.00
Income From Investment Operations
   Net investment loss**                                        (.07)        (.02)
   Net realized and unrealized gain (loss)
      on investments                                            3.83         1.67
----------------------------------------------------------------------------------
   Total from investment operations                             3.76         1.65
Less Distributions
   Dividends from net investment income                           --           --
   Distributions from net realized and unrealized
      gains reportable for federal income taxes                 (.29)          --
----------------------------------------------------------------------------------
   Total distributions                                          (.29)          --
----------------------------------------------------------------------------------
Net Asset Value, end of period                                $15.12       $11.65
==================================================================================
Total Return                                                    32.3%        16.5%
Ratios/Supplemental Data
   Ratio of expenses to average net assets***                   1.35%        1.85%*
   Ratio of net investment loss to average
      net assets                                                (.49%)       (.99%)*
   Portfolio turnover rate                                        33%          20%*
   Net assets at end of period (in millions)                    $185          $53

*    Annualized
** Net investment loss per share was based upon the average shares outstanding during that period.
*** The ratio of expenses to average net assets for Acorn USA reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

Performance
Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.


The funds sometimes show their performance compared to stock indexes (described in the SAI), or give their ratings or rankings determined by an unrelated organization.

Information about the performance of the funds is contained in The Acorn Family of Funds' Annual Report which may be obtained free of charge by calling the Acorn funds at 1-800-9-ACORN-9 (1-800-922-6769).

>Your Account

Doing Business with Acorn
Acorn provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m. Central time.

To reach Acorn, call:
> For fund information, prices, or literature--1-800-9-ACORN-9 (1-800-922-6769)
  (from outside the U.S. 1-312-634-9240)


> To add to your existing account, redeem shares, or exchange shares by telephone--call our transfer agent at 1-800-962-1585 (outside the U.S. 1-617-328-5000 ext. 6457). Your transaction request must be received by 3:00 p.m. Central time (Closing Time) to receive that day's price. Transaction requests received after Closing Time will receive the price next calculated after receipt of the request. See "Shareholder and Account Policies--Share Price."

> For help in setting up your account or for IRA assistance--call our transfer agent at 1-800-962-1585 (outside the U.S. 1-617-328-5000 ext. 6457)

> For 24-hour account balances, 7 days a week--1-800-962-1585.

How to Buy Shares
You can open a new account by:

> mailing in an application with your check or money order payable to Acorn
  Fund, Acorn International or Acorn USA for $1,000 or more (the Acorn funds do not accept third party checks, except for IRA rollover checks that are properly endorsed), or


> using the exchange plan to move $1,000 or more from an account with Acorn
  Fund, Acorn International, Acorn USA or one of the Reich & Tang Funds into a new identically registered account within the Acorn family. See "Shareholder and Account Policies" for more exchange plan information.

> wire by calling 1-800-962-1585 to set up your account and to arrange a wire transaction. Note: You may not need to submit a new application if you are a current Acorn shareholder. When you call, a representative will assist you. Not available for IRA accounts.

After your account is open, you may add to it by:
> wiring money from your bank;


> moving money via ACH transfer from your bank account by telephone if you participate in the telephone purchase plan (select this option on the Application or request a Doing Business with Acorn form to establish);

> using the telephone exchange plan to move your investment from one Acorn fund to another, or from one of the Reich & Tang Funds;


> using the Automatic Investment Plan to move money from your financial institution via ACH transfer to your fund account on a monthly or quarterly basis; or

> mailing your check or money order payable to Acorn Fund, Acorn International or Acorn USA for $100 or more with the stub from one of your account statements, with a slip from the investment booklet provided by Acorn or

>Your Account, continued


  with a letter of instruction. The Acorn funds do not accept third party checks, except for IRA rollover checks that are properly endorsed.

The Acorn funds use the Automated Clearing House (ACH) to transfer money to and from your fund accounts and participating financial institutions. ACH participants include banks, savings banks, brokerage houses, money market funds and credit unions which electronically process transactions primarily through the Federal Reserve System.

Your purchase money and your application must both be received by Closing Time (usually 3:00 p.m. Central time) for you to receive that day's price. An order is considered received when the application (for a new account) or information identifying the account and the money are received and accepted by Acorn's transfer agent, or by certain authorized agents, some of which may charge a fee for their services. (See "Shareholder and Account Policies--Share Price" for information about share price and transactions with certain financial services companies and broker-dealers.) If the proceeds of your wire order are received, but your application has not been received, you will receive the price for the day on which your application is received. Your application must be received no later than 12:00 noon Central time the day after your wire is received, or your wire will be returned to you.

If you are investing through an Acorn IRA or SIMPLE-IRA for the first time you will need a special application. Call 1-800-962-1585. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.


Minimum Investments
-----------------------------------
To open an account          $ 1,000
To open a Traditional
or Roth IRA                 $ 1,000
To open an Education IRA    $   500
To add to an account        $   100

The Automatic Investment Plan allows you to request a transfer of money (minimum $100; maximum $50,000) from your pre-designated bank account to your fund account on a monthly or quarterly basis. Quarterly investments will be made in January, April, July and October. The money will be transferred on or about the 15th of the month unless you designate a different day. If the day you selected falls on a Saturday, Sunday, holiday or any other day on which the NYSE is closed for trading, the transaction will be processed on the next business day. To participate in the Automatic Investment Plan, complete the information on the Application or request a Doing Business with Acorn form.

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-962-1585 at least one week prior to your next scheduled investment date.

Choices for Your Account Registration

Individual or Joint Ownership
--------------------------------------------------------------------------------
     For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.


Accounts for Minors
--------------------------------------------------------------------------------
     To invest for a minor's education or other future needs

   . Gift or Transfer to Minor (UGMA / UTMA) custodial accounts provide a way to give money to a minor. The account application must include the minor's social security number.

   . Education IRAs may be established on behalf of a beneficiary under age 18 to save for his or her education. Distributions from an Education IRA are tax-free as long as the proceeds are used to pay for "qualified higher education expenses." Single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, are allowed to contribute up to $500 per year per beneficiary. The $500 annual maximum contribution is subject to reduction if the contributor's income exceeds those amounts.

Transfer on Death (TOD)
--------------------------------------------------------------------------------
     To designate a beneficiary for your non-retirement account

TOD registration enables you to designate an individual or entity to receive the proceeds of your fund account upon your death. TOD registration differs from a joint account--with TOD registration, the account owner retains full control over the disposition of shares held in the account during his or her lifetime, and may change or remove the beneficiary at any time without the consent of the beneficiary. TOD Registration may not be available to residents of certain states. Call 1-800-962-1585 for more information.

Trust or Established Employee Benefit or Profit-Sharing Plan
--------------------------------------------------------------------------------
     For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

Corporation or Other Entity
--------------------------------------------------------------------------------
     For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

 . Your Account, continued

Retirement
--------------------------------------------------------------------------------
     To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. IRAs require a special application (call 1-800-962-1585).


   . Traditional IRAs allow anyone of legal age and under 70 1/2 with earned income to save up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000.

   . Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

   . Roth IRAs allow single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2 or use the proceeds to purchase a first home.

   . Simplified Employee Pension Plans (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees.

   . SIMPLE-IRAs must be established by an employer (including a self-employed person), and enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute. SIMPLE-IRAs require a special application (call 1-800-962-1585).


   . Other retirement plans--The fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans. For more information about the tax advantages and consequences of investing in any of these plans, please consult your tax advisor.

How to Sell Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the NAV (share price) next calculated after your order is received and accepted. (See "Shareholder and Account Policies--Share Price" for more information about share price and transactions with certain financial services companies and broker-dealers.) To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an Acorn IRA, your request must be made in writing, except for exchanges between the Acorn funds or to the Reich & Tang Short Term Income Fund, Money Market Portfolio, which can be requested by calling 1-800-962-1585. If you need an IRA Withdrawal Request form, call us at 1-800-9-ACORN-9 (1-800-922-6769).

Selling Shares by Telephone
The Telephone Redemption Plan lets you redeem $100 to $50,000 per day by phone. You must make your telephone redemptions by Closing Time to receive that day's price. You automatically have the telephone redemption plan unless you decline it on your application. If you have changed the address on your account by telephone within 60 days of the telephone redemption request, this service is not available. Instead, you must send a letter of instruction signed by all account owners with the signatures guaranteed.

The Systematic Withdrawal Plan lets you set up automatic monthly or quarterly redemptions from your account in specified dollar amounts if you have a $25,000 minimum Acorn account balance. To establish, call 1-800-9-ACORN-9 (1-800-922-
6769) for a Doing Business with Acorn form.

Selling Shares in Writing
Write a letter of instruction including:


 . your name,

 . the fund's name,

 . your fund account number,

 . the dollar amount or number of shares to be redeemed,

 . the stock certificates representing your shares to be redeemed, if you hold certificates for your shares, and

 . any other applicable requirements listed under "Highlights--How to Sell
  Shares."

Mail your letter to:
 State Street Bank and Trust Co.
 Attn: Acorn Family of Funds
 P.O. Box 8502
 Boston, MA 02266-8502

If you are using overnight mail:
 Boston Financial Data Services
 Attn: Acorn Family of Funds
 66 Brooks Drive
 Braintree, MA 02184
 1-617-328-5000 ext. 6457

Do not sign your stock certificates. Send them by registered or certified mail so that you may receive a confirmation of delivery.

 .Your Account, continued


Signature Guarantee
Certain requests must include a signature guarantee, designed to protect you and Acorn from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

 . you wish to redeem more than $50,000 worth of shares;

 . your name has changed by marriage or court order (complete a Changing Your
  Account Registration form or send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

 . you wish to establish TOD registration on an existing account or change a TOD beneficiary (see "Choices for Your Account Registration");

 . your address has changed within the last 60 days and you would like to redeem shares;

 . the check is being mailed to an address different from the one on your account
  (address of record);

 . the check is being made payable to someone other than the account owner; or

 . you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire plan.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Redemption Price

The price at which your shares will be redeemed is determined by the time of day Acorn's transfer agent, or another authorized agent, receives your redemption request. (See "Shareholder and Account Policies--Share Price" for more information.)

Closing Time is the close of NYSE regular session trading, which is usually 3:00 p.m. Central time but is sometimes earlier.

To get today's price--
 . Use the telephone redemption plan to call your redemption request in before Closing Time (note that the Closing Time to exchange out of the Reich & Tang Funds is 11:00 a.m. Central time).

 . Have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to Acorn's transfer agent, or another authorized agent, before Closing Time.

 .Shareholder and Account Policies

Statements and Reports
Statements and reports that Acorn sends to you include:


 . Confirmation statements (after every transaction in your account or change in your account registration), excluding automatic investment plan purchases, which are confirmed on a quarterly consolidated account statement. Automatic Investment Plan accounts using the 15th of each month (or the 15th of the first month of each quarter) as the investment date may also have purchases confirmed monthly instead of just quarterly. Call 1-800-962-1585 to request this service.

 . Quarterly and year-end consolidated account statements

 . Shareholder reports


If you would like us to send duplicate statements to someone, simply call us at 1-800-962-1585, and we can take your request over the telephone. Average cost statements for shares redeemed are available upon request for most accounts.

If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge for historical account information for prior years.

Share Price
The funds are open for business each day the New York Stock Exchange (NYSE) is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the fund's net asset value (NAV) calculated at the next Closing Time after receipt of your purchase or redemption order by Acorn or by a broker-dealer or financial services company authorized by Acorn to accept purchase and redemption orders on its behalf. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

A fund's NAV is the value of a single share. The NAV is computed by adding up the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.


Each fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant effect on a fund's NAV.

Your purchase or redemption of fund shares will be priced at the NAV next calculated after your investment (including the application, if for a new account, and the money) or redemption request is received and

 .Shareholder and Account Policies, continued


accepted by Acorn's transfer agent, or by certain other agents and dealers authorized to accept purchase and redemption requests on Acorn's behalf. An order received before Closing Time will get that day's price. Telephone orders received after Closing Time will be processed at the NAV next calculated after receipt of the order.

Purchases
 . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Acorn funds do not accept third party checks, except for IRA rollover checks that are properly endorsed.


 . Acorn does not accept cash, credit cards, or credit card checks.

 . If payment for your check or telephone purchase order does not clear, your purchase will be canceled and you will be liable for any losses or fees the fund or its transfer agent incurs.

 . Your Automatic Investment Plan and Telephone Purchase Plan may be immediately terminated if any item is unpaid by your financial institution.

 . When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day after you call. The Acorn shares are purchased at the NAV calculated the day after you call.

Each fund reserves the right to reject any specific purchase order, including certain purchases through the exchange plan. See "Exchange Plan Restrictions." A purchase may be refused if, in WAM's opinion, it would disrupt management of the fund or would not be in the best interests of the fund's existing shareholders.

Transactions with Dealers
You may purchase or redeem shares of the funds through investment dealers, banks, or other financial institutions. Certain financial institutions that have entered into sales agreements with the Acorn funds may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Acorn. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. There are no charges or limitations imposed by Acorn other than those described in this prospectus if shares are purchased (or redeemed) directly from Acorn.

Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept purchase, redemption and exchange requests from their clients on whose behalf the authorized agent holds shares of one or more of the Acorn funds. For purchase orders placed through an authorized agent, a shareholder will pay the fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent. Some financial institutions that act as Acorn's agent or that otherwise maintain nominee accounts with one of the Acorn funds for their clients for whom they hold fund shares might not charge any transaction fees directly to investors in the funds. However, such companies may charge an annual fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying fund shares. WAM pays any such fees.

Redemptions

 . Normally, redemption proceeds will be mailed within seven days after your redemption request is received by Acorn's transfer agent or another authorized agent.

 . Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. See "Signature Guarantee."

 . A fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

 . If you elected to participate in the Telephone Redemption by Wire/ACH Plan, Acorn will send payment for your redemption to your bank account by wire or ACH transfer. Your bank may impose a fee for the incoming wire. Payment by wire or ACH is usually credited to your bank account on the next business day after your call.

 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

 . Shareholder and Account Policies, continued

 . Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-962-1585 for more information.

If the value of your account falls below $1,000 because of redemptions, Acorn reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV calculated on the day your account is closed.

If checks representing (1) redemption proceeds, (2) withdrawals under a systematic withdrawal plan, or (3) dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks will be canceled and the proceeds will be reinvested in the fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period,
(1) your systematic withdrawal plan will automatically be canceled and future withdrawals will occur only when requested, or (2) your cash election will automatically be changed and future dividends and distributions will be reinvested in your fund.

Address Changes

You may change your address over a recorded line by calling 1-800-962-1585. Acorn will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

Telephone Transactions

You may initiate many transactions by telephone.

Transactions over a recorded line (1-800-962-1585):

 . Change your address;

 . Request duplicate statements to be sent to someone you designate;

 . Request an average cost statement for shares redeemed (available for most accounts);

 . Request a current account statement;

 . Purchase shares through the telephone purchase plan (plan must be pre-established);


 . Redeem $50,000 or less and request a wire or ACH transfer to your bank account
  (bank account information must be pre-designated on your fund account registration; not available for IRA accounts);

 . Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

 . Add or discontinue the telephone exchange privilege to your account;

 . Add or discontinue the telephone redemption by check privilege to your account;

 . Add automatic exchange (from one Acorn fund to another each month or quarter) to your account;


 . Change your distribution option, not including the cash payment via ACH option
  (does not apply to IRA accounts);

 . Redeem $50,000 or less, with a check mailed to the address of record (does not apply to IRA accounts, and your address of record must not have changed within the last 60 days);


 . Exchange money from a non-IRA individual account to an existing IRA account with an identical registration;

 . Exchange money between identically registered accounts in Acorn Fund, Acorn
  International, Acorn USA or certain Reich & Tang Funds, or exchange money from one fund to establish an identically registered account in another fund;

 . Change the contribution year on an IRA account to the previous year up until April 15 of the following year; and


 . Copy the account options on your account to other identically registered accounts.

Acorn will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to purchase or redeem shares by telephone, decline these privileges on your account application or call Acorn for instructions at 1-800-962-1585.

If you are unable to reach Acorn by phone (for example, during periods of unusual market activity), consider placing your order by mail.


Telephone Exchange Plan and Money Market Funds

Acorn's telephone exchange plan permits you to exchange your investment between one Acorn fund and another, or between an Acorn fund and one of the money market mutual funds participating in the plan (Reich & Tang Funds) upon telephone instructions. The Reich & Tang Funds are: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check-writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

 . Shareholder and Account Policies, continued


The price at which shares are exchanged is determined by the time of day your request is received. To get today's price:

 . For an IRA account, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging from one Acorn fund into another, or into one of the Reich & Tang Funds, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging from one of the Reich & Tang Funds to one of the Acorn funds, call Reich & Tang at 1-800-221-3079 before 11:00 a.m. Central time.


If your call is received after the times noted above, your exchange will be processed at the NAV next calculated after receipt of your call.

Because of the time needed to transfer money between the Acorn funds and the Reich & Tang Funds, you may not exchange into and out of a Reich & Tang Fund on the same or successive days; there must be at least one day between exchanges.

Exchange Plan Restrictions


 . Generally, you will be limited to 4 round trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

 . Shares of the fund you are exchanging into must be available for sale in your state.

 . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

 . If you are opening a new account by exchange, your exchange must be at least
  $1,000.

 . The exchange plan is not available for shares of a fund for which you have been issued certificates. (If you want to exchange shares between funds, call 1-800-962-1585 to get instructions for returning your certificates.)

 . If your account is subject to backup withholding, you may not use the exchange plan.

 . Because excessive trading can hurt fund performance and shareholders, the funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

 . The funds also reserve the right to refuse exchange purchases by any person or group, if Acorn believes the purchase will be harmful to existing shareholders.


 . Before exchanging into a fund, you should read its prospectus. Call 1-800-922-
  6769 for a prospectus for any of the Acorn funds or the Reich & Tang funds.

 . Exchanges may have tax consequences for you.

The funds reserve the right to terminate or modify the exchange plan at any time, but will try to give you prior notice whenever they are reasonably able to do so.

 .Doing Business with Acorn


From time to time you may find it necessary to make changes to your account privileges or registration. The following easy-to-use shareholder forms are available upon request by calling 1-800-9-ACORN-9 (1-800-922-6769):

--------------------------------------------------------------------------------
To accomplish this:                      Please request this form:

For changes to account services          .Doing Business with Acorn

For re-registering your current          .Changing Your Account Registration
account

For re-registering your Acorn            .Broker-Dealer Transfer Form
shares held by a broker to an
account with Acorn

For changes to your IRA                  .Change of Beneficiary
beneficiary designations

For transferring money from              .IRA Transfer Form
an IRA account with another
institution to Acorn

For redeeming shares from your           .IRA Withdrawal Request Form
IRA account


For redeeming shares from your           .Education IRA Withdrawal Request
Education IRA account                     Form

For adding or deleting accounts          .Consolidated Account Statement
to/from your Consolidated                 Maintenance Form
Account Statement

 . Dividends, Capital Gains, and Taxes


Each fund distributes substantially all of its net income and net realized capital gains to shareholders each year. Normally, dividends are paid in June and December, and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your application how you would like to receive your distributions. With the exception of the cash/ACH transfer option, you may change your dividend options over the phone by calling 1-800-962-1585. The funds offer three options:

 . Reinvestment Option. Both your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

 . Income-Only Option. Your capital gain distributions will be automatically reinvested, but you may receive a check for each dividend, or have the proceeds sent to your pre-designated financial institution account via ACH transfer.

 . Cash Option. You will be sent a check for each dividend and capital gain distribution, or you may have the proceeds sent to your pre-designated financial institution account via ACH transfer.

For IRA accounts, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash. When you reinvest, the reinvestment price is the fund's NAV at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date. The ex-dividend date is the day after the record date.

Taxes

As with any investment, you should consider how your investment in a fund will be taxed. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of the following tax rules:


Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; mid-term capital gain distributions are taxed as mid-term capital gains (currently at a maximum tax rate of 28%); and long-term capital gain distributions are taxed as long-term capital gains (currently at a maximum of 20%). Classification as mid-term or long-term gain depends on how long the security sold had been held by the fund. Long-term gains are those from securities held more than 18 months; mid-term gains are from securities held 12 to 18 months. Every January, Acorn will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year. A year-end tax guide will accompany your Form 1099. You may not receive a Form 1099 if the total distributions you received for the year are less than $10.00.

Taxes on transactions. Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.


Whenever you sell shares of any of the Acorn funds, Acorn will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. For most accounts, Acorn will send an average cost statement for shares redeemed to assist you or your tax preparer. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Foreign Income Taxes


Investment income received by any of the Acorn funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International (but not by Acorn Fund because not enough of Acorn Fund's assets are invested in foreign securities for Acorn Fund to be able to pass through the foreign tax credit). Acorn International will send you this information along with your annual Form 1099-DIV and year-end tax guide.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemptions.


Understanding Distributions

As a fund shareholder, you are entitled to your share of a fund's net income and any net gains realized on its investments.

The funds' income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends.

A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized mid-term and long-term gains are paid to you as capital gain distributions.

 . Meet the Team

[PHOTO OF RALPH WANGER APPEARS HERE]

--------------------------------------------------------------------------------
Ralph Wanger

president, chief strategist--Acorn Investment Trust and lead portfolio manager-- Acorn Fund. Mr. Wanger has been involved in managing each of the Acorn funds since each fund began. Mr. Wanger is president of Acorn Investment Trust and has been a member of the board of Acorn and its predecessor since 1970. Mr. Wanger is a principal of Wanger Asset Management, L.P. (WAM). He is a Chartered Financial Analyst (CFA) and received his B.S. and M.S. degrees in Industrial Management from the Massachusetts Institute of Technology. Mr. Wanger has been featured in Forbes, Money, The New York Times, USA Today, Worth Magazine, The Wall Street Journal, The Chicago Tribune, Newsweek, The L.A. Times, Smart Money, Chicago Sun-Times and Barron's. He has appeared on Wall Street Week with Louis Rukeyser, CNBC's Your Portfolio with Bill Griffeth and Jim Rogers, and is among the top managers featured in Bill Griffeth's 1994 book, The Mutual Fund Masters. In 1997, Simon & Schuster published Mr. Wanger's book, A Zebra in Lion Country:
Ralph Wanger's Investment Survival Guide.
--------------------------------------------------------------------------------


[PHOTO OF CHARLES P. McQUAID APPEARS HERE]

--------------------------------------------------------------------------------
Charles P. McQuaid
co-portfolio manager--Acorn Fund. Mr. McQuaid has contributed to Acorn Fund's growth since 1978. He is a senior vice president of Acorn Investment Trust and a member of its board of trustees. Mr. McQuaid is a principal and the Director of Research at WAM. A CFA, he earned his B.B.A. from the University of Massachusetts and his M.B.A. from the University of Chicago. Mr. McQuaid focuses on the areas of communications and media.
--------------------------------------------------------------------------------

[PHOTO OF LEAH J. ZELL APPEARS HERE]

--------------------------------------------------------------------------------
Leah J. Zell


lead portfolio manager--Acorn International. Ms. Zell is a vice president of Acorn Investment Trust who has been working with Acorn Fund's international securities since 1984 and has been a part of Acorn International's management team since it began. A principal of WAM, Ms. Zell earned her undergraduate degree from Radcliffe College and holds a Ph.D. from Harvard University. She is also a CFA. Ms. Zell visits more than 100 companies worldwide each year.
--------------------------------------------------------------------------------


[PHOTO OF ROBERT A. MOHN APPEARS HERE]

--------------------------------------------------------------------------------
Robert A. Mohn
lead portfolio manager--Acorn USA. Mr. Mohn is a vice president of Acorn Investment Trust and a principal of WAM. In addition to being lead manager of Acorn USA, Mr. Mohn is also a member of WAM's management team for Acorn Fund, which he joined in 1992. He is a CFA and received his undergraduate degree from Stanford University and his M.B.A. from the University of Chicago.
--------------------------------------------------------------------------------


[PHOTO OF MARCEL P. HOUTZAGER APPEARS HERE]

--------------------------------------------------------------------------------
Marcel P. Houtzager

investment analyst--Acorn Fund and Acorn International. Mr. Houtzager, a vice president of Acorn Investment Trust, has been a member of WAM's investment management team for Acorn Fund and Acorn International since 1992. Mr. Houtzager, who is a principal of WAM, is a CFA and a Certified Public Accountant. He received his B.A. from Pomona College and his M.B.A. from the University of California at Berkeley.
--------------------------------------------------------------------------------


[PHOTO OF JOHN H. PARK APPEARS HERE]

--------------------------------------------------------------------------------
John H. Park


investment analyst--Acorn Fund and Acorn USA. Mr. Park is a vice president of Acorn Investment Trust and a principal of WAM. He has been a member of WAM's investment management team since 1993. Mr. Park is a CFA and received both his undergraduate and M.B.A. degrees from the University of Chicago.

 .The Funds in Detail

Organization

Acorn Fund, Acorn International and Acorn USA are series of Acorn Investment Trust ("Acorn" or the "Trust"), an open-end, management investment company. The Acorn Fund, Inc. began operations in 1970, and was reorganized as the Acorn Fund series of the Trust on June 30, 1992. The Trust is a Massachusetts business trust organized on April 21, 1992. Acorn International began operations on September 23, 1992. Acorn USA began operations on September 4, 1996.

Each share of a fund is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that fund, and all shares of a fund have equal rights in the event of liquidation of that fund.

The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the funds. A majority of trustees are not otherwise affiliated with Acorn or WAM.

Acorn may hold special meetings of shareholders to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Acorn will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of a fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

Management


The Acorn Family of Funds are managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; WAM chooses the funds' investments and handles their business affairs, under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $7 billion in assets.

WAM employs a team approach to management of the Acorn funds. The management teams comprise a lead portfolio manager, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information and knowledge in managing the funds, with each team member having one or more particular areas of expertise applicable to the management of the funds. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations.

Ralph Wanger is the president and chief strategist of the funds and has been involved in managing all of the Acorn funds since each fund began (June 1970 for Acorn Fund, September 1992 for Acorn

International, and September 1996 for Acorn USA). Mr. Wanger has been president and a member of the board of Acorn (and its predecessor, The Acorn Fund, Inc.) since 1970, and is a principal of WAM. Mr. Wanger is primarily responsible for development of the funds' investment strategies and is the lead portfolio manager of Acorn Fund.


Charles P. McQuaid is co-portfolio manager of Acorn Fund. Mr. McQuaid is a senior vice president and a trustee of the Trust, and is a principal and director of research of WAM. Mr. McQuaid has been working with Acorn and its predecessor, The Acorn Fund, Inc., since 1978.

Leah J. Zell is the lead portfolio manager of Acorn International and is a vice president of the Trust. She is a principal of WAM and has been working with Acorn and its predecessor, The Acorn Fund, Inc., since 1984.

Robert A. Mohn is a vice president of the Trust and has been the lead portfolio manager of Acorn USA since it began operations in September 1996. Mr. Mohn has been a key member of WAM's domestic analytical team since 1992, and a principal of WAM since 1995.

Marcel P. Houtzager is a vice president of the Trust, and is a key member of the international investment team. Mr. Houtzager joined WAM as an investment analyst in 1992, and became a principal in 1995. A specialist in foreign equities, he concentrates his efforts on European stocks, for both the Acorn Fund and Acorn International portfolios.


John H. Park is a vice president of the Trust and a principal of WAM. Mr. Park joined WAM's investment management team in July 1993 as a domestic analyst, and was an analyst with Ariel Capital Management prior thereto.

Merrillyn J. Kosier, senior vice president and secretary, and Bruce H. Lauer, vice president and treasurer, are the other executive officers. Ms. Kosier is the Director of Marketing and Shareholder Services at WAM and was Vice President of Marketing for Kemper Financial Services prior thereto. Mr. Lauer is Chief Administrative Officer of WAM and was First Vice President of Investment Accounting for Kemper Financial Services prior thereto.

Transfer Agent and Custodian

State Street Bank and Trust Company ("State Street") is each fund's transfer agent and custodian. Some computer systems used today are unable to process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900. WAM, like many other businesses, is taking steps to ensure that the computer systems on which the smooth operation of the Acorn funds depends will continue to function properly. WAM is working with the service providers to the Acorn funds,

 .The Funds in Detail, continued


such as State Street and various broker-dealers through which portfolio securities of the funds are traded, to arrange for testing of internal and external systems. Based on the information currently available, WAM does not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by WAM in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Acorn funds.

Distributor

Shares of the Acorn funds are offered for sale through WAM Brokerage Services, L.L.C. (WAM BD) without any sales commission or charges to the funds or their shareholders. WAM BD is wholly-owned by WAM, the funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM BD's address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. All distribution expenses relating to the funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD.

Expenses

Like all mutual funds, the Acorn funds pay expenses related to their daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends.

The Fund pays management and administration fees to WAM for managing its investments and business affairs. See "Expenses and Performance." Each fund also pays the fees of its custodian, transfer agent, auditors, and lawyers, and other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of trustees who are not otherwise affiliated with Acorn or WAM.

The Acorn Philosophy

Acorn Fund, Acorn International and Acorn USA seek long-term growth of capital. Although income is considered in the selection of securities for the Acorn funds, the funds are not designed for investors seeking primarily income rather than capital appreciation.

Acorn prefers small companies. Since large institutions seek highly marketable stocks, the stocks of large companies are studied in detail by security analysts, with the result that all investors know much the same thing about large companies. WAM prefers to work with stocks where values are more attractive because the facts about the companies are not universally known. Thus, the Acorn funds generally concentrate purchases on that segment of the market where the competition is less intense--in companies with a total common stock market capitalization of less than $1 billion. WAM wants to be able to understand any company in which Acorn invests, and smaller companies are easier to comprehend than large firms or conglomerates. When a company develops into a multi-industry giant, it is difficult for even the top management of the company to understand its own business and even harder for an outsider to follow such widespread activities. Since WAM places a premium on understanding Acorn's investments, WAM talks to top management directly whenever possible. This is easier to do with smaller firms.

The Acorn funds are long-term investors--ideally buying small companies and holding them as they grow to become mid- and large-size companies. Our new investments are generally made in smaller companies, but the fund portfolios hold larger companies--the success stories.

Looking for high quality companies. The funds look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, financial strength, and fundamental value. Not all of the companies in which the funds invest necessarily have all of these characteristics.

The sources of growth are a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, and good profit margins. Financial strength means low debt, adequate working capital, and conservative accounting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. In economies with less well-developed capital markets than those of the U.S., a strong balance sheet is an essential component of competitive advantage. Fundamental value means low relative price. The existence of a good company does not necessarily make its stock a good buy. The price of the stock determines value as measured relative to dividends, earnings, cash flow, growth rate, book value, and economic replacement value of assets. The emphasis on fundamentals in relation to price sets the Acorn funds apart from pure "growth" or "value" funds.

WAM also believes that finding and understanding high quality companies is important because investing in smaller companies involves relatively higher investment costs. One way to reduce these costs is to invest with a long-term time horizon (at least 2-5 years) and to avoid frequent turnover of the stocks held by the funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

Investment themes. To find long-term investments and reduce portfolio turnover, the funds seek out areas of the economy that they believe will benefit from favorable long-term economic and political trends. These areas of emphasis may change from time to time, and are usually related to identified investment themes or

 . The Funds in Detail, continued


market niches. A small company can frequently carve out a specialized niche for itself. The niche can be geographic, like that of a regional bank or a community newspaper. It can be technological, based on patents and know-how. Sometimes the niche is a marketing technique. In international investing, the niche can be participation in a fast-growth economy. A well-run business in a growing country has an easier path to a high growth rate.

The funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. The funds may purchase foreign securities in the form of American Depository Receipts
(ADRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The funds may also invest in any other type of security, including debt securities.

Under normal market conditions, Acorn International invests at least 75% of its total assets, taken at market value, in foreign securities. Acorn USA may invest up to 10% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to no more than one-third of its total assets. The foreign securities in which the funds invest may be traded in mature markets (for example, Japan, Canada, and the United Kingdom) and in developing markets (Mexico and Indonesia, for example), examples of which are included in the SAI under "Investment Techniques and Risks--Foreign Securities." There are no limits on the funds' geographic asset distribution; at December 31, 1997, Acorn International had investments in 36 countries and Acorn Fund had investments in 24 countries. Acorn USA had no investment in foreign securities at that date. The funds may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy. The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of a fund's portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

The investment objective of each Acorn fund is not fundamental and may be changed by the board of trustees without shareholder approval. If there were such a change, you should consider whether your fund would remain an appropriate investment in light of your then current financial position and needs. The funds are not intended, alone or together, to present a balanced investment program.

Securities, Investment Practices,
and Risks

The following pages contain more detailed information about types of investments the funds may make, and strategies WAM may employ in pursuit of each fund's investment objective, including information about the associated risks and restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of each fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of an investment is not required because of a subsequent change in circumstances.

WAM may not buy all of these instruments or use all of these techniques to the fullest extent permitted, unless it believes that doing so will help a fund achieve its goal.


Common stocks. The Acorn funds invest mostly in common stocks, which represent an equity (ownership) interest in a corporation. This ownership interest often gives a fund the right to vote on measures affecting the company's organization and operations. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more. The funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.


The Acorn funds invest mostly in the securities of smaller companies, that is, companies with a total market capitalization of less than $1 billion. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Restrictions: A fund may not acquire securities of any one issuer, which at the time

 .The Funds in Detail, continued


of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.*

Foreign Securities

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments, including: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions that would prevent cash from being brought to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs in foreign markets than in the United States; possible imposition of foreign taxes; possible investments in securities of developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a

--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

The funds may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent a fund does so, it would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

The funds may invest in securities purchased on a when-issued and delayed delivery basis. Although the payment terms of such a security are established at the time a fund enters into the commitment, the security may be delivered and paid for a month or more after the date of purchase, when its value may have changed. A fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

Restrictions: Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to not more than 33% of its total assets. Acorn USA may invest up to 10% of its total assets in foreign securities, including ADRs.

Managing Investment Exposure

The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

These techniques are used by WAM to adjust the risk and return characteristics of the funds' portfolios. If WAM judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the funds for hedging, risk management or portfolio management purposes and are not used for speculation.

Currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward foreign currency contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a speci-

 .The Funds in Detail, continued


fied time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate those positions as to the currency hedged. Although forward contracts may be used to protect a fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on that fund's total return.

Options and futures. Each fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of that fund's portfolio, to provide an efficient means of regulating the fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. Each fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be highly volatile. A fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of that fund's total return.

Restrictions: A fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of that fund's total assets would be committed to initial margin deposits or premiums on such contracts. The aggregate market value of each fund's currencies or portfolio securities covering call or put options will not exceed 10% of that fund's net assets.

Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium-grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

Lower-rated debt securities (commonly called "junk bonds") are often considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

Money market instruments are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable interest rates.

Restrictions: There are no restrictions on the ratings of debt securities in which a fund may invest. Acorn Fund does not intend to invest more than 5% of its net assets in securities rated at or lower than the lowest investment grade. Acorn International will not invest more than 20% of its total assets in debt securities that are below investment grade quality. Acorn USA does not intend to invest more than 20% of its total assets in debt securities, nor more than 5% of its total assets in debt securities rated at or lower than the lowest investment grade.

Acorn Fund and Acorn USA may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of total assets) or for temporary defensive purposes, each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

Illiquid and Restricted Securities

Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only pursuant to certain legal

 . The Funds in Detail, continued


restrictions. Difficulty in selling securities may result in delays or a loss, or may be costly to the fund.

Restrictions: Acorn Fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid or restricted securities. Acorn International and Acorn USA are similarly restricted with respect to 15% of their assets.*

Diversification

Diversifying the funds' investment portfolios can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

Restrictions: Acorn Fund may not invest more than 5% of its total assets in the securities of any one issuer. Acorn International and Acorn USA are similarly limited with respect to 75% of their total assets, leaving a "basket" of 25% of total assets in which investments may exceed the 5% limit. No fund may invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.*

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. The funds may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. As a shareholder in an investment company, a fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own management fees and other expenses. The funds do not intend to invest in such circumstances unless, in the judgment of WAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge, and the additional layer of expense.

Restrictions: A fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.


--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

Lending and Repurchase Agreements

The funds generally may not make loans, but have the power to invest in repurchase agreements and reverse repurchase agreements (generally as a cash management technique). A repurchase agreement involves a sale of securities to a fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy of the seller, a fund could experience both losses and delays in liquidating its collateral.

Restrictions: A fund may not generally make loans, but may (a) invest in debt securities within the limits described in the prospectus and SAI, (b) invest in repurchase agreements or (c) lend up to 33% of its portfolio securities.*


--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

Highlights
   . How to Buy Shares


Mail                                                          [LOGO OF ENVELOPE]
--------------------------------------------------------------------------------
     To open an account:

   . Complete and sign the Application. Make your check payable to "Acorn Fund,"
     "Acorn International," or "Acorn USA."


     Mail to the address on the application, or for overnight delivery:
     Boston Financial Data Services
     Attn: Acorn Family of Funds
     66 Brooks Drive
     Braintree, MA 02184
     1-617-328-5000 ext. 6457 or 1-800-962-1585

   . Acorn does not accept third party checks, except properly endorsed IRA rollover checks.
--------------------------------------------------------------------------------
     To add to an account:

   . Make your check payable to "Acorn Fund," "Acorn International," or "Acorn
     USA." Put your fund account number on your check.

     Use the return envelope that comes with your statements, or mail to the address on your statement.

  . Acorn does not accept third party checks, except properly endorsed IRA rollover checks.


Wire                                                     [LOGO OF DOTTED CIRCLE]
--------------------------------------------------------------------------------
     To open an account:


   . Call 1-800-962-1585 to set up your account and to arrange a wire transaction. Note: you may not need to submit a new application if you are a current Acorn shareholder. When you call, a representative will assist you. This is not available for IRA accounts.

--------------------------------------------------------------------------------
      To add to an account:

   . Wire to:  State Street Bank & Trust Co.
               Attn: Mutual Funds
               Boston, MA 02110
               Routing #0110-0002-8
               Deposit DDA 9902-990-2

     Specify the name of the fund, the account name and the account number.


   . Minimum: $100

Telephone: 1-800-962-1585                                    [LOGO OF TELEPHONE]
--------------------------------------------------------------------------------
     TDD service for the deaf and hearing-impaired: 1-800-306-4567

     ---------------------------------------------------------------------------
     To open an account:


   . You generally may not open a new account by telephone; however, you may open a new account by faxing your application to us and wiring your purchase money. Note: you may not need to submit a new application if you are a current Acorn shareholder. When you call, a representative will assist you. See "How to Buy Shares."

   . Exchange between the Acorn funds, or from a Reich & Tang Fund account with the same registration, including name, address, and taxpayer ID number.

---------------------------------------------------------------------------
     To add to an account:

   . Exchange between accounts with the same registration, including name, address, and taxpayer ID number.

   . Use the telephone purchase plan to transfer $100 to $50,000 from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs.)


You must make your telephone purchases or exchanges from the Acorn funds by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.


Automatic Investment Plan                                     [LOGO OF CALENDAR]
---------------------------------------------------------------------------
     To open an account:

  . You may not open a new account through the Automatic Investment Plan.

---------------------------------------------------------------------------
   To add to an account:

   . Sign up on the Application for monthly or quarterly transfers of $100 to $50,000 from your bank account, or call 1-800-9-ACORN-9 (1-800-922-6769)
     for a Doing Business with Acorn form to establish this on your account. If you already have this service, you can change the frequency or amount of your automatic investments over the telephone by calling 1-800-962-1585.

Highlights
     >How to Sell Shares

Mail                                                                      [LOGO]
--------------------------------------------------------------------------------
     Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

   > The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

--------------------------------------------------------------------------------
     IRAs

   > The account owner should complete an IRA Withdrawal Request form.
     Call 1-800-962-1585 to request this form.

--------------------------------------------------------------------------------
     Trust

   > The trustee(s) must sign the letter indicating capacity as trustee(s). If the account registration does not include the name of the trustee(s), provide a copy of the trust document certified within the last 60 days.

--------------------------------------------------------------------------------
     Business or Organization

   > The person(s) authorized by the corporate resolution to act on the account must sign, in that person's official capacity, and the redemption request must be on corporate letterhead.


   > If redeeming more than $50,000, include a corporate resolution certified within 60 days and a letter of instruction with the signature guaranteed.

--------------------------------------------------------------------------------
     Executor, Administrator, Conservator, Guardian

   > Call 1-800-962-1585 for instructions.


Wire                                                                      [LOGO]
--------------------------------------------------------------------------------
     All account types, except IRAs:

   > You must sign up for payment of redemptions by wire before using this feature. Call to verify that this service is in place--1-800-962-1585.

   > Minimum wire: $1,000; maximum: $50,000.


You must make your telephone redemptions by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

Telephone 1-800-962-1585                                                  [LOGO]
--------------------------------------------------------------------------------
     TDD service for the deaf and hearing-impaired: 1-800-306-4567

--------------------------------------------------------------------------------
     All account types, except IRAs:


   . To verify that the telephone redemption plan (by check or ACH) is in place, call 1-800-962-1585. You automatically have the telephone redemption by check feature on your new account unless you tell us that you do not want it. To receive redemption proceeds via ACH transfer, complete the information on the Application or request a Doing Business with Acorn form to establish this on your account.

   . Minimum: $100; maximum: $50,000

--------------------------------------------------------------------------------
     All account types:

   . To exchange between identically registered accounts


You must make your telephone redemptions by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

--------------------------------------------------------------------------------
TDD service for the deaf and hearing-impaired: 1-800-306-4567


Automatic Exchange                                                        [LOGO]
--------------------------------------------------------------------------------
     All account types:


   . Call 1-800-962-1585 to set up monthly or quarterly automatic exchanges of $100 to $50,000 between identically registered accounts. Your automatic exchange will occur on or about the 15th day of each month (if quarterly, in January, April, July and October) unless you designate a different day of the month.

Note: Some redemptions require signature guarantees. Please see the information under "Signature Guarantee."

Highlights
    >How to Contact Us


Mail                                                                      [LOGO]
--------------------------------------------------------------------------------

State Street Bank & Trust Co.       > for regular mail delivery, including Attn:
Acorn Family of Funds                 purchases, written exchanges,
P. O. Box 8502                        redemptions, and IRA contributions
Boston, MA 02266-8502


Boston Financial Data Services      > for overnight deliveries of purchases,
Attn: Acorn Family of Funds           written exchanges, redemptions, or
66 Brooks Drive                       IRA contributions
Braintree, MA 02184

Wanger Asset Management, L.P.       > the funds' advisor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

WAM Brokerage Services, L.L.C.      > the funds' distributor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016


Telephone                                                                 [LOGO]
--------------------------------------------------------------------------------

1-800-9-ACORN-9                     > for fund information, literature,
(1-800-922-6769)                      prices, and performance information
                                      (from outside the U.S. 1-312-634-9240)


1-800-962-1585                      > for account balances, telephone
                                      purchases, exchanges and
                                      redemptions, and for IRA informa-
                                      tion (from outside the U.S.
                                      1-617-328-5000 ext. 6457)

1-800-221-3079                      > to exchange out of a money fund

1-800-306-4567                      > TDD service for the deaf and
                                      hearing impaired

Customer service is available on business days from 8:00 a.m. to 4:30 p.m. Central time.


Telephone requests for purchases, redemptions or exchanges from the Acorn funds must be made by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

Wire                                                                      [LOGO]
--------------------------------------------------------------------------------

State Street Bank & Trust Co.       > to wire money from your bank to
Attn: Mutual Funds                    add to an existing account
Boston, MA 02110
Routing #0110-0002-8
Deposit DDA 9902-990-2

Specify the name of the fund and
the name and the number of
your account.


Internet                                                                  [LOGO]
--------------------------------------------------------------------------------

Web site: www.wanger.com
E-mail: acorn@wanger.com

>The Acorn Family of Funds


>Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart

Jerome Kahn, Jr.

David C. Kleinman

Charles P. McQuaid

Roger S. Meier

Adolph Meyer, Jr.

Ralph Wanger


>Officers

Ralph Wanger
President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Merrillyn J. Kosier
Senior Vice President and Secretary

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Leah J. Zell
Vice President


>Investment Advisor

Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
web site: www.wanger.com


>Distributor

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502


>Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585


>Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois


>Independent Auditors
Ernst & Young LLP
Chicago, Illinois

Acorn Family of Funds            P.O. Box 8502
                                 Boston, MA 02266-8502 [ACORN LOGO APPEARS HERE]

Application

It takes only a few moments to fill out this simple step-by-step application. If you have questions, call us at 1-800-9-ACORN-9, (1-800-922-6769), weekdays, 8:00am--4:30pm, Central time. Please be sure to print your information on this application, then simply sign and return it to us in the postage-paid envelope we've provided or to the address above. (Please do not use this form if you are opening an IRA. Please call us at the telephone number above for an IRA application.)

Your Account Registration
________________________________________________________________________________
[_][_][_] [_][_] [_][_][_][_]

Social Security Number Use minor's social security number for gifts/transfers to minors or

[_][_] [_][_][_][_][_][_][_]
Taxpayer ID Number

________________________________________________________________________________
[_] Individual or Joint* Account

________________________________________________________________________________
Owner's name: first, middle initial, last

________________________________________________________________________________
Joint owner's name: first, middle initial, last

*Joint tenants with right of survivorship, unless you indicate otherwise.

________________________________________________________________________________

[_] Transfer on Death (TOD)

________________________________________________________________________________
Beneficiary's name: first, middle initial, last (Attach additional instructions to designate more beneficiaries than space allows.)

TO CONFIRM AVAILABILITY OF TOD REGISTRATION IN YOUR STATE,
CALL 1-800-962-1585.

________________________________________________________________________________
[_] Gift/Transfer to a Minor (UGMA/UTMA)

_______________________________________________________________ as custodian for
Custodian's name (one name only): first, middle initial, last

_____________________________________________________________________  under the
Minor's name: first, middle initial, last

______________________ Uniform Gifts/Transfers to Minors Act.
State

________________________________________________________________________________
Minor's date of birth

________________________________________________________________________________
[_] Trust or Established Employee Benefit or Profit-Sharing Plan

________________________________________________________________________________
Trustee(s') name(s)

_______________________________________________________________ as trustee(s) of
Trustee(s') name(s)

________________________________________________________________________________
Name of Trust or Plan

________________________________________________________________________________
Date of Trust or Plan

PLEASE INCLUDE A COPY OF FIRST PAGE AND LAST PAGES OF THE TRUST OR PLAN
AGREEMENT.

________________________________________________________________________________
[_] Corporation or Other Entity

________________________________________________________________________________
Name of corporation or other entity

________________________________________________________________________________
Type of entity (for example, corporation, partnership, non-profit)

PLEASE ATTACH A CERTIFIED COPY OF YOUR CORPORATE RESOLUTION SHOWING THE PERSON(S) AUTHORIZED TO ACT ON THIS ACCOUNT.

Institutional Accounts Only
________________________________________________________________________________
Please complete the following:

[_] Defined Benefit       [_] Foundation

[_] Defined Contribution  [_] Endowment
    [_]401(k)  [_]403(b)  [_]457(b)

Investment Consulting Firm name:___________________________________

Address
________________________________________________________________________________

________________________________________________________________________________
Street or P.O. Box

________________________________________________________________________________
City                            State                           Zip Code

(    )
________________________________________________________________________________
Daytime phone, including area code

________________________________________________________________________________
e-mail address

[_] U.S. Citizen      [_] Non-citizen residing in U.S.

To invest, you must be a U.S. resident with a social security or tax identification number.


Choose Your Investments
________________________________________________________________________________

There is an initial investment minimum of $1,000 per Fund.

[_] Acorn Fund (90)            $
                                ______________

[_] Acorn International (100)  $
                                ______________

[_] Acorn USA (820)            $
                                ______________

    Total Investment           $
                                ______________

Make check(s) payable to Acorn Fund, Acorn International, and/or Acorn USA. The Acorn funds do not accept third party checks.


Dividend/Capital Gains Payment Options
________________________________________________________________________________

Please choose how you want to receive your income dividends and capital gains. If no option is checked, all dividends and capital gains will be reinvested automatically. (Check one box.)

[_] Reinvest dividends and capital gains to help keep my account growing.

[_] Pay dividends and capital gains in cash by check.

[_] Pay dividends and capital gains in cash via ACH transfer.*

[_] Pay dividends in cash by check; reinvest capital gains.

[_] Pay dividends in cash via ACH transfer; reinvest capital gains.*

*You must attach a voided check from the bank account to which your distribution should be transferred.


Duplicate Statements
________________________________________________________________________________

[_] Please also send statements on my account to:

________________________________________________________________________________
Name

________________________________________________________________________________
Street or P.O. Box

________________________________________________________________________________
City                            State                           Zip Code


How Did You Hear About Us?
________________________________________________________________________________

[_] press mention (specify)     [_] advertising (specify)

    _______________________         ____________________

[_] I am a current Acorn        [_] Ralph Wanger's book:
    shareholder                     A Zebra in Lion Country

[_] referred by friend/advisor  [_] Other

                                                             (More on the back.)

Automatic Investment Plan
-------------------------


To keep building your investments, you can easily add to your fund accounts by joining the automatic investment plan:

[_]  Automatic Investment Plan: to add to your Acorn account automatically

[_]  Acorn Fund                 $_______________________________

[_]  monthly, on the            [_] quarterly, on the
   _______ (day)                _______ (day) (check only one box)


[_]  Acorn International        $_______________________________

[_]  monthly, on the            [_]  quarterly, on the
   _______ (day)                _______ (day) (check only one box)


[_]  Acorn USA                  $_______________________________

[_]  monthly, on the            [_]  quarterly, on the
   _______ (day)                _______ (day) (check only one box)



The minimum automatic investment is $100; the maximum is $50,000. Your automatic investment will be drawn from your bank account on or about the 15th of the month, unless you designate another day; quarterly investments are made in January, April, July and October. ATTACH A VOIDED CHECK FROM THE BANK ACCOUNT YOU WILL BE USING.

Bank Transfer Options
---------------------

To make transactions fast and easy, choose the Telephone Purchase Plan, Telephone Redemption by Wire/ACH Plan, or both. It takes about 10 days to set up these plans. Telephone requests for purchases or redemptions must be made by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

[_] Telephone Purchase Plan: to add to your Acorn Fund, Acorn International or Acorn USA account by transferring money from your bank checking account ($100 minimum, $50,000 maximum per transfer.)

[_] Telephone Redemptions by Wire or ACH transfer: to redeem shares and transfer the money to your bank checking account ($1,000 wire minimum, $100 ACH minimum, $50,000 maximum per transaction.)

ATTACH A VOIDED CHECK FROM THE BANK ACCOUNT YOU WILL BE USING.


Telephone Plans
---------------
You automatically have the ability to exchange and redeem shares by telephone unless you check the boxes below. Proceeds of telephone redemption requests are paid by check, mailed to the address of record and may not be more than $50,000. Exchanges must be between identically registered accounts and requested by Closing Time (usually 3:00 p.m. Central time) to receive that day's price. See the prospectus for details.

I do not want  [_] telephone exchanges
               [_] telephone redemptions


Agreement
---------

By signing this form, I certify that:

I am of legal age, have received and read the prospectus, and agree to its terms. I understand that each of the account services, including the telephone exchange plan, may be terminated or modified by Acorn in the future.

If I fail to give the correct social security or taxpayer identification number or to sign this form, Acorn may reject, restrict, or redeem my investment.


I authorize Acorn and its affiliates and agents to act on any instructions reasonably believed to be genuine for any service authorized on this form (including telephone transactions). I agree that Acorn will not be liable for any resulting loss or expense. I certify that I have read the explanation and agree to the terms and provisions for the services I have elected as set forth in the current prospectus of Acorn Fund, Acorn International, and Acorn USA, as amended from time to time.

(If you have elected the Automatic Investment Plan, ACH payment of dividends or capital gains or any Bank Transfer Option) I authorize Acorn and its affiliates and agents to initiate (1) credit entries (deposits) (if I have elected ACH payment of dividends or capital gains, or the Telephone Redemption Bank Transfer Option), (2) debit entries (withdrawals) (if I have elected to participate in the Automatic Investment Plan or Telephone Purchase Bank Transfer Option), and
(3) debit or credit entries and adjustments for any entries made in error to my bank account, for which I have attached a voided check. This authorization will remain effective until I notify Acorn in writing or by telephone at 1-800-962-1585 of its termination and until Acorn has a reasonable time to act on that termination.

Under penalty, I certify that (i) the Social Security or Tax Identification Number given is correct and (ii) I am NOT currently subject to IRS backup withholding for failure to report dividend or interest income to the IRS. (Please cross out "NOT" if you are currently subject to withholding.) The IRS does not require your consent to any provision of this document, other than the certifications in this paragraph required to avoid backup withholding.


Signature(s)
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
Signature (Sign exactly as name appears in Account Registration)       Date

X
--------------------------------------------------------------------------------
Signature (Sign exactly as name appears in Account Registration)       Date

Joint accounts require both signatures.
Trust accounts require the signatures of all trustees.

Acorn
------------------------------
     Family of Funds
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502


---------------
  FIRST CLASS
   PRE-SORT
 U.S. POSTAGE
     PAID
  CHICAGO, IL
PERMIT NO. 1200
---------------

                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                     May 1, 1998

                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769
ACORN FUND
ACORN INTERNATIONAL
ACORN USA
No-Load Funds


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
     Information About the Funds                                               2
     Investment Objectives and Policies                                        2
     Investment Techniques and Risks                                           2
     Investment Restrictions                                                  18
     Performance Information                                                  23
     Investment Adviser                                                       24
     Distributor                                                              26
     The Trust                                                                26
     Trustees and Officers                                                    27
     Purchasing and Redeeming Shares                                          30
     Additional Tax Information                                               32
     Taxation of Foreign Shareholders                                         34
     Portfolio Transactions                                                   34
     Custodian                                                                35
     Independent Auditors                                                     36
     Appendix - Description of Bond Ratings                                   37
--------------------------------------------------------------------------------


     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Acorn Fund, Acorn International and Acorn USA dated the date of this SAI and any supplement thereto, which may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          Information About the Funds


     Acorn Fund, Acorn International and Acorn USA are series of Acorn Investment Trust ("Acorn" or the "Trust"). All three funds are currently open to new investors; however, Acorn reserves the right to close one or more of the funds to new investors if the board of trustees of Acorn determines that additional cash flow would be detrimental to the management of the funds.

     A copy of the 1997 Annual Report of the Acorn funds accompanies this SAI. The Annual Report contains audited financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent auditors, all of which (but no other part of the report) are incorporated herein by reference. Additional copies of the report may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown on the cover page of this SAI.

     The discussion below supplements the description in the prospectus of the funds' investment objectives, policies, and restrictions.

                       Investment Objectives and Policies


     Acorn Fund, Acorn International and Acorn USA invest with the objective of long-term growth of capital. The funds are not designed for investors seeking primarily income rather than capital appreciation.

     The funds use the techniques and invest in the types of securities described below and in the prospectus.

                        Investment Techniques and Risks
Foreign Securities

     The funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities; Acorn Fund's and Acorn USA's investments in foreign securities are limited to not more than 33% and 10% of each fund's total assets, respectively. The funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored ADR, a fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. None of the funds expects to invest 5% or more of its total assets in unsponsored ADRs.

     The funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     The countries in which the funds invest include those listed below. A fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are consistent with that fund's investment objective and policies.


Mature Markets         Developing Markets                 Emerging Markets
--------------         ------------------                 ----------------
Australia              Argentina                     Bangladesh            Morocco
Austria                Chile                         Botswana              Pakistan
Belgium                Greece                        Brazil                Peru
Canada                 Hong Kong                     China                 Philippines
Denmark                Indonesia                     Colombia              Poland
Finland                Israel                        Cyprus                Sri Lanka
France                 Korea                         Czech Republic        Swaziland
Germany                Malaysia                      Ecuador               Turkey
Ireland                Mexico                        Egypt                 Uruguay
Italy                  Portugal                      Ghana                 Venezuela
Japan                  Singapore                     Hungary               Zambia
Luxembourg             Taiwan                        India                 Zimbabwe
Netherlands            Thailand                      Jordan
New Zealand                                          Kenya
Norway
South Africa
Spain
Sweden
Switzerland
United Kingdom
United States

     It may not be feasible for the funds currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

Currency Exchange Transactions

     The funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, Wanger Asset Management, L.P. ("WAM"), the funds' investment adviser, may aggregate such positions as to the currency hedged.

     If a fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that fund having a value at least as great as the fund's commitment under such forward contract will be segregated on the books of the fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a fund retains the portfolio security and engages in an offsetting transaction, that fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    Synthetic Foreign Money Market Positions. The funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions,
(a) Acorn Fund will not invest more than 33% of its total assets in foreign securities; (b) Acorn USA will not invest more than 10% of its total assets in foreign securities; and (c) Acorn International will invest at least 75% of its total assets in foreign securities.

Options and Futures

     The funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the funds' investment objective.

     Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a fund expires, that fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, that fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a fund desires.

     A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a fund is an asset of that fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Derivatives. The funds may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the funds, that fund would not able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

/1/  A futures contract on an index is an agreement pursuant to which two
 - parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     To the extent required by regulatory authorities having jurisdiction over the funds, the funds will limit their use of futures contracts and futures options to hedging transactions. For example, the funds might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. The funds' hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the funds' exposure to stock price, interest rate, and currency fluctuations, the funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a fund does not represent a borrowing or loan by the fund but is instead settlement between that fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the funds will mark-to-market their open futures positions.

     The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the funds realize a capital gain, or if it is more, the funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund engaging in the transaction realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. The fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. A fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a fund similarly will maintain with its custodian readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the fund.

     A fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

------------------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     No fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that fund's total assets would be invested in such securities.

     Taxation of Options and Futures. If a fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a fund delivers securities under a futures contract, the fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual

___________________________
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of the hedged securities.

     If a fund were to enter into a short index future, short index futures option or short index option position and the fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.


     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the funds. Shareholders will be advised of the nature of such capital gain distributions.

     Swap Agreements. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a fund's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A fund may enter into any form of swap agreement if WAM determines it is consistent with that fund's investment objective and policies, but each fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

     A swap agreement tends to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, that fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate a fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     A fund will segregate its assets to cover its current obligations under a swap agreement. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that fund's accumulated obligations under the swap agreement over the accumulated amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that fund's accumulated obligations under the agreement.

Illiquid Securities

     The funds may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 10% of the value of the net assets of Acorn Fund, or more than 15% of the value of the net assets of each of Acorn International and Acorn USA.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, Acorn

Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives (or more than 15% of the value of the net assets of each of Acorn International and Acorn USA), that fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, a fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a fund's restriction of investing no more than 10% (for Acorn Fund) or 15% (for Acorn International and Acorn USA) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a fund does not invest more than 10% (for Acorn Fund) or 15% (for Acorn International and Acorn USA) of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Debt Securities

     The funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the funds or the portion of a fund's assets that may be invested in debt securities in a particular ratings category, except that Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Acorn Fund nor Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Acorn USA does not intend to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Repurchase Agreements

     Repurchase agreements are transactions in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a fund will enter into repurchase agreements only with banks and dealers WAM believes present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

     At present, Acorn USA is the only fund that invests in repurchase agreements. Acorn Fund and Acorn International have no present intention of investing in repurchase agreements.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     The funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a fund, may increase net asset value fluctuation. The funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

     The funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of Acorn Fund and Acorn International, those of foreign issuers), and most or all of the fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, a fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover


     Although the funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The funds' portfolio turnover rates for the 1997 and 1996 fiscal years, respectively, were as follows: Acorn Fund, 32% and 33%; Acorn International, 39% and 34%; and Acorn USA, 33% and 20% (annualized). A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Line of Credit

     Acorn maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the funds would be subject to each fund's restrictions on borrowing under "Investment Restrictions," below.

                            Investment Restrictions
Acorn Fund

     In pursuing its investment objective Acorn Fund will not:

     1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     5. Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     6. Borrow money except (a) from banks for temporary or emergency purposes at fixed rates of interest in amounts not exceeding 10% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

     7. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and than to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures;

     8. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

     9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     12. Sell securities short or maintain a short position, except short sales against-the-box;

     13. Participate in a joint or on a joint or several basis in any trading account in securities;

     14. Invest in companies for the purpose of management or the exercise of control;

     15. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.


Acorn International

     In pursuing its investment objective Acorn International will not:

     1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodity or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales against-the-box.

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Acorn USA

     In pursuing its investment objective Acorn USA will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2.   Acquire securities of any one issuer which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (except the bracketed language) for each fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares.

     In addition, Acorn Fund, Acorn International and Acorn USA are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, the funds will not:

     a. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

     b. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Acorn Fund];

     c. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to Acorn USA].

     d. Invest in companies for the purpose of management or the exercise of control;

     e. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     f. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities;

     g. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements in maturing in more than seven days; and

     h. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

     Notwithstanding the foregoing investment restrictions, Acorn International and Acorn USA may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in either fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in Acorn International's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, Acorn International may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Acorn International's portfolio securities with the result that the fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

                            Performance Information

     From time to time the funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/


     Where: P = the amount of an assumed initial investment in shares of a fund T = average annual total return n = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period


     For example, as of December 31, 1997 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

     ACORN FUND                                               Average Annual
     ----------                              Total Return      Total Return
                                             ------------     --------------

     1 year..............................         24.98%          24.98%
     5 years.............................        126.60%          17.77%
     10 years............................        433.05%          18.20%
     Life of Fund (inception 6/10/70)....       7518.52%          17.01%


     ACORN INTERNATIONAL                                      Average Annual
     -------------------                     Total Return      Total Return
                                             ------------     --------------

     1 year..............................        0.19%             0.19%
     3 years.............................       31.67%             9.60%
     5 years.............................       88.87%            13.56%
     Life of Fund (inception 9/23/92)....      101.70%            14.24%


     ACORN USA                                                Average Annual
     ---------                               Total Return      Total Return
                                             ------------     --------------

     1 Year..............................       32.30%            32.30%
     Life of Fund (inception 9/4/96).....       54.13%            38.78%


     The funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the funds are not necessarily indicative of future results. Each fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, each fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.


     The funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. The funds may similarly note mention or recognition of WAM, or appearances of principals of WAM, in the media.

                              Investment Adviser

     Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $7.4 billion under management, including the funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah
J. Zell, Marcel P. Houtzager, Robert A. Mohn and John H. Park. Ralph Wanger is the president and Howard L. Kastel is the chief executive officer of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the funds' business affairs. It furnishes office space, equipment and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each fund through June 30, 1999, and thereafter from year to year so long as its continuance as to each fund is approved at least annually by (i) the board of trustees of Acorn or by the holders of a majority of that fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to a fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that fund (by a majority as defined in the 1940 Act) on sixty days' written notice to WAM or by WAM on sixty days' notice to the fund, and will terminate automatically in the event of its assignment. The fees payable by a fund under the Agreement are the obligation only of that fund and impose no liability on the other funds.

     The advisory fees the funds pay to WAM are calculated daily and paid monthly, at the annual rates shown below, which were effective January 1, 1998:

     Acorn Fund

               Average Daily Net Assets        Rate of Fee
               ------------------------        -----------
               First $700 million                 0.75%
               $700 million to $2 billion         0.70%
               In excess of $2 billion            0.65%

     Acorn International

               Average Daily Net Assets        Rate of Fee
               ------------------------        -----------
               First $100 million                 1.20%
               $100 million to $500 million       0.95%
               In excess of $500 million          0.75%

     Acorn USA

               Average Daily Net Assets        Rate of Fee
               ------------------------        -----------
               First $200 million                 0.95%
               In excess of $200 million          0.90%


     The advisory fees paid by Acorn Fund for 1997, 1996 and 1995, respectively, were $14,349,000, $12,437,000 and $10,429,000. The investment advisory fees paid by Acorn International for 1997, 1996 and 1995 were $16,235,000, $13,255,000 and
$11,667,000. For the year ended December 31, 1997 and from its inception on September 4, 1996 to December 31, 1996, Acorn USA paid investment advisory fees of $1,199,000 and $101,000. All advisory fees for periods before January 1, 1998 were paid at the rates in effect at that time, which, for Acorn

Fund were lower than the rates of fee shown. WAM advanced all of Acorn USA's organizational expenses, which are being amortized and reimbursed to WAM through September 2001.

     Acorn has a separate administrative services agreement with WAM under which, effective January 1, 1998, WAM receives a fee, calculated daily and paid monthly, at the annual rate of 0.05 of 1% of each fund's average daily net assets. The funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums and the fees of trustees not affiliated with WAM.

                                  Distributor

     Shares of each fund are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees or other charges to the funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. The Distribution Agreement will continue in effect through December 31, 1999 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD. WAM BD offers the funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                   The Trust


     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated April 21, 1992 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the funds are not currently divided into classes. Acorn Fund, Acorn International and Acorn USA are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's trustees and officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             Trustees and Officers

     The trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:


Irving B. Harris, trustee and chairman
     Two North LaSalle Street, Suite 400 Chicago, Illinois 60602; date of birth 8/4/1910; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer)

Ralph Wanger, trustee and president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 6/21/1934; trustee and president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P.

James H. Lorie, trustee and vice chairman
     1101 East 58th Street, Chicago, Illinois 60637; date of birth 2/23/1922; retired; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tobacco

Leo A. Guthart, trustee
     165 Eileen Way, Syosset, New York 11791; date of birth 9/26/1937; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Alarm Net (cellular radio service) and Cylink Corporation (supplier of encryption equipment)(chairman); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); chairman of the board of trustees, Hofstra University;

     chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute.

Jerome Kahn, Jr., trustee
     Two North LaSalle Street, Suite 400, Chicago, Illinois 60602; date of birth 4/13/1934; president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher).

David C. Kleinman, trustee
     1101 East 58th Street, Chicago, Illinois 60637; date of birth 10/12/1935; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor).

Charles P. McQuaid, trustee and senior vice president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 8/27/1953; trustee and senior vice president, Wanger Advisors Trust; principal and director of research, Wanger Asset Management, L.P.

Roger S. Meier, trustee
     1211 S. W. Fifth Avenue, Portland, Oregon 97204; date of birth 1/18/1926; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director, Red Lion Inns Limited Partnership (hotel chain); director and advisory board member, Key Bank of Oregon (banking); chairman of Investment Council and member of Committee of Legacy Systems (hospital); executive director and chairman of investment committee, Portland Art Museum.

Adolph Meyer, Jr., trustee
     1511 West Webster Avenue, Chicago, Illinois 60614; date of birth 11/26/1923; president, Gulco Corp. (leather manufacturer).


Marcel P. Houtzager, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 10/26/1960; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

Kenneth A. Kalina, assistant treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; date of birth 8/4/1959; assistant treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds.

Merrillyn J. Kosier, senior vice president and secretary
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 12/10/1959; senior vice president and secretary, Wanger Advisors Trust; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.

Bruce H. Lauer, vice president and treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 7/22/1957; vice president and treasurer, Wanger Advisors Trust; chief administrative officer, Wanger Asset Management, L.P. since April 1995; director, Wanger Investment Company plc; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Robert A. Mohn, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 9/13/1961; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

John H. Park, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/30/1967; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management. L.P. (since 1993); analyst, Ariel Capital Management, Inc., prior thereto.

Leah J. Zell, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/23/1949; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

     *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of December 1, 1997, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of the funds.


     At March 31, 1998, The State of Illinois Deferred Compensation Plan held 19,141,517 shares, and Charles Schwab & Co., Inc. ("Schwab") held 10,704,590 shares of Acorn Fund as owners of record, but not beneficially (9.05% and 5.06% of the outstanding shares, respectively). Schwab held 11,597,442 shares of Acorn International (13.87% of the outstanding shares) as owner of record, but not beneficially. Schwab held 1,153,211 shares, and National Financial Services Corporation and Firstcinco Reinvest held 1,032,419 and 1,103,447 shares, of Acorn USA (7.84%, 7.02% and 7.54% of the outstanding shares, respectively) as owners of record, but not beneficially.

     During 1997 the funds paid fees aggregating $302,000 to board members who were not affiliated with WAM. The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 1997 to each of the trustees of the Trust:

                                  Aggregate                  Aggregate              Aggregate                Total
                                 Compensation              Compensation         Compensation from         Compensation
Name of Trustee                   from Acorn                from Acorn                Acorn                   from
                                     Fund                  International               USA              Fund Complex(3)
------------------------------------------------------------------------------------------------------------------------
Irving B. Harris                   $53,900                    $33,340                $1,760                  $89,000
Leo A. Guthart                      21,665                     13,605                  730                    36,000
Jerome Kahn, Jr.                    24,085                     14,625                  790                    39,500
David C. Kleinman                   24,085                     14,625                  790                    39,500

James H. Lorie                  18,775            11,100            625        30,500
Charles P. McQuaid                   0                 0              0             0
Roger S. Meier                  21,665            13,105            730        35,500
Adolph Meyer, Jr.               19,600            11,740            660        32,000
Ralph Wanger                         0                 0              0             0
-------------------------------------------------------------------------------------

     The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each fund's obligation to make payments under the Plan is a general obligation of that fund. No fund is liable for any other fund's obligations to make payments under the Plan.

                        Purchasing and Redeeming Shares

     Purchases and redemptions are discussed in the funds' prospectus under the headings "How to Buy Shares" and "How to Sell Shares." All of that information is incorporated herein by reference.


     Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on behalf of the funds. Some of those authorized agents may charge transaction fees for their services. For purchase orders placed through an authorized agent, a shareholder will pay the fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent will not charge any transaction fees directly to investors in a fund. However, for accounting and shareholder servicing services provided by such agent with respect to fund share accounts held on behalf of its customers, the agent may charge a fee, generally a percentage of the annual average value of those accounts. WAM pays any such fees.

Net Asset Value

     Share purchase and redemption orders will be priced at a fund's net asset value next computed after such orders are received and accepted by: (i) Acorn's transfer agent; (ii) a broker-dealer or other financial services company authorized by Acorn to accept purchase and redemption orders on the fund's behalf; or (iii) such authorized broker-dealer's designee. The funds' net asset values are determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Computation of net asset value (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.


     For purposes of computing the net asset value of a fund share, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is generally valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is generally valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Trading in the foreign securities of the funds' portfolios may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the funds do not calculate their net asset values. Conversely, trading in the funds' foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the funds' foreign securities. Those timing differences may have a significant effect on a fund's net asset value.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the account value falls below $1,000 because of share redemptions. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds (the "Money Funds") in connection with an exchange plan between the Acorn funds and the Money Funds (the "Switch Plan"). For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                          Additional Tax Information

     Each fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, will be taxable either as a dividend or capital gain distribution, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.


     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net mid-term capital gains are taxable to you as mid-term capital gains (currently taxed at a maximum rate of 28%); distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%). Classification as mid-term or long-term gains depends on how long the security sold had been held by the fund. Long-term gains are those from securities held more than 18 months; mid-term gains are from securities held more than one year but not more than 18 months.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. If you realize a loss on the sale of fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.


     Under certain circumstances, Acorn may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Backup withholding may be required if: (a) you fail to furnish your social security or other tax identification number; (b) you fail to certify that your social security or tax identification number is correct and that you are not subject to backup withholding due to the underreporting of certain income; or (c) the IRS informs Acorn that your tax identification number is incorrect. These certifications are contained in the application that you complete when you open your fund account. Acorn must promptly pay the IRS all amounts withheld. Therefore, it is usually not possible for Acorn to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a fund will be increased; if the result is a loss, the income dividend paid by a fund will be decreased.

     Dividends paid by Acorn International are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of that fund's income consists of dividends paid by United States corporations. A portion of the dividends paid by Acorn Fund and Acorn USA is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the funds are never eligible for this deduction.


     Income received by the funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that fund may file an election with the IRS to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Acorn International intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Acorn International, if the foreign taxes paid by the fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) Acorn International's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Acorn Fund and Acorn USA do not expect to be able to "pass through" foreign tax credits.

                       Taxation of Foreign Shareholders


     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by Acorn International (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a tax treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            Portfolio Transactions

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the funds, and is responsible for making and initiating the execution of investment decisions by the funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the funds to take into account the value of the information received for use in advising the funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the funds, in the same manner that the funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.


     Brokerage commissions incurred by the funds during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:

          Fund                  1997              1996              1995
     -------------------------------------------------------------------------
     Acorn Fund                 $2,952,000        $3,440,000        $2,565,000
     Acorn International         5,350,000         3,929,000         3,113,000
     Acorn USA                     216,000            88,900*        --

     *From commencement of operations on September 4, 1996.

     During 1997, the funds paid brokerage commissions in connection with portfolio transactions involving purchases and sales to brokers who furnished investment research services to the funds, as follows: Acorn Fund paid approximately $1,549,000 in brokerage commissions on purchases and sales aggregating approximately $479 million; Acorn International paid approximately $4,755,000 in brokerage commissions on purchases and sales aggregating approximately $1,204 million; and Acorn USA paid approximately $71,000 in brokerage commissions on purchases and sales aggregating approximately $28 million.

     Acorn and WAM each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of Acorn and WAM. Although investment decisions for the funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the funds and one or more other advisory clients. If any of the funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   Custodian


     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian for the funds. It is responsible for holding all securities and cash of the funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the funds. The funds have authorized State Street to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             Independent Auditors

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the funds' annual financial statements, reviews certain regulatory reports and the funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the funds.

                    Appendix - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)   Financial statements:

  (1)       Financial statements included in Part A of this amendment:

            None

  (2)       Financial statements included in Part B of this amendment:

      (i) Acorn Fund (incorporated by reference to the following portions of Registrant's 1997 Annual Report; a copy of the report was filed with the Commission on February 24, 1998 and is not included in this amendment):

              Statement of Investments at December 31, 1997

              Report of Independent Auditors

              Statement of Assets and Liabilities at December 31, 1997

              Statement of Operations for the year ended December 31, 1997

              Statement of Changes in Net Assets at December 31, 1997

              Notes to financial statements

      (ii) Acorn International (incorporated by reference to the following portions of Registrant's 1997 Annual Report; a copy of the report was filed with the Commission on February 24, 1998 and is not included in this amendment):

              Statement of Investments at December 31, 1997

              Report of Independent Auditors

              Statement of Assets and Liabilities at December 31, 1997

              Statement of Operations for the year ended December 31, 1997

              Statement of Changes in Net Assets at December 31, 1997

              Notes to financial statements

      (iii) Acorn USA (incorporated by reference to the following portions of Registrant's 1997 Annual Report; a copy of the report was filed with the Commission on February 24, 1998 and is not included in this amendment):

              Statement of Investments at December 31, 1997

              Report of Independent Auditors

              Statement of Assets and Liabilities at December 31, 1997

              Statement of Operations for the year ended December 31, 1997

              Statement of Changes in Net Assets at December 31, 1997

              Notes to financial statements

  (3)       Financial statements included in Part C of this amendment:

            None

Note:       The following schedules have been omitted for the following reasons:

              Schedules I and III - The required information is presented in the statements of investments at December 31, 1997.

              Schedules II, IV and V - The required information is not present.

  (b)  Exhibits:

     1.     Agreement and declaration of trust(1)

     2. Bylaws, as amended October 24, 1997 (exhibit 2.3 to post-effective amendment no. 60)(6)

     3.     None

     4.1    Specimen share certificate - Acorn Fund(2)

     4.2    Specimen share certificate - Acorn International(2)

     4.3    Specimen share certificate - Acorn USA(3)

     5.1 Investment Advisory Agreement among Acorn Fund, Acorn International, Acorn USA and Wanger Asset Management, L.P., dated January 1, 1998

     5.2 Administration Agreement among Acorn Fund, Acorn International, Acorn USA and Wanger Asset Management, L.P., dated January 1, 1998

     5.3 Organizational Expenses Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. dated September 3, 1996

     6. Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C. dated January 1, 1998

     7.     None

     8.1 Custodian contract between the Registrant and State Street Bank and Trust Company dated July 1, 1992(1)

 8.2     Letter agreement applying custodian contract (exhibit 8.1)(1)

 8.3     Letter agreement applying custodian contract (exhibit 8.1) to Acorn
         USA

 9.      None

 10.     Opinion and consent of Bell, Boyd & Lloyd

 11.     Consent of Ernst & Young LLP

 12.     None

 13.     None

 14.1 IRA plan booklet dated January 1997 including general information, individual retirement plan and custodial agreement and individual retirement account disclosure statement, Internal Revenue Service determination letter, transfer form, application form, and designation of beneficiary form(4)

 14.2    SIMPLE-IRA plan and application(4)

 15.     None

 16.1    Computation of performance information - Acorn Fund(1)

 16.2    Computation of performance information - Acorn International(1)

 16.3    Computation of performance information - Acorn USA(5)

 17.1    Financial data schedule - Acorn Fund

 17.2    Financial data schedule - Acorn International

 17.3    Financial data schedule - Acorn USA

----------------------------

(1) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 53 to the registrant's registration statement, Securities Act file number 2-34223 (the "Registration Statement"), filed on April 30, 1996.

(2) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 54 to the Registration Statement, filed on June 18, 1996.

(3) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 55 to the Registration Statement, filed on September 3, 1996.

(4) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 56 to the Registration Statement, filed on April 30, 1997.

(5) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 59 to the Registration Statement, filed on November 25, 1997.

(6) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 60 to the Registration Statement, filed on December 30, 1997.

Item 25.  Persons Controlled By or Under Common Control with Registrant

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the prospectus under the captions "The Funds in Detail - Organization" and "The Funds in Detail - Management" and in the Statement of Additional Information under the caption "Investment Adviser" is incorporated by reference.

Item 26.  Number of Holders of Securities

     At March 31, 1998, there were 56,590 record holders of Registrant's shares of beneficial interest of the series designated Acorn Fund; 61,540 record holders of Registrant's shares of beneficial interest of the series designated Acorn International; and 8,529 record holders of Registrant's shares of beneficial interest of the series designated Acorn USA.

Item 27.  Indemnification

     Article VIII of the Agreement and Declaration of Trust of the Registrant (exhibit 1) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 28.  Business and Other Connections of Investment Adviser

     The information in the prospectus under the caption "The Funds in Detail - Management" and in the Statement of Additional Information under the caption "Investment Adviser" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.


Item 29.    Principal Underwriters
            ----------------------

     WAM Brokerage Services, L.L.C. also acts as principal underwriter for Wanger Advisors Trust.

         Name                 Positions and Offices with       Positions and Offices with
                                     Underwriters                      Registrant
Bruce H. Lauer                President                         Vice President and Treasurer

Merrillyn J. Kosier           Vice President and Secretary      Senior Vice President and
                                                                Secretary

The principal business of each officer of WAM Brokerage Services, L.L.C. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Item 30.  Location of Accounts and Records
          --------------------------------

          Bruce H. Lauer, Vice President and Treasurer
          Acorn Investment Trust
          227 West Monroe Street, Suite 3000
          Chicago, Illinois  60606

Item 31.  Management Services
          -------------------

          None

Item 32.  Undertakings
          ------------

          (a)  Not applicable.

          (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on April 30, 1998.

                                    ACORN INVESTMENT TRUST

                                    By /s/Ralph Wanger
                                       -----------------------------
                                       Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

   Name                                 Title                       Date
   ----                                 -----                       ----
/s/Irving B. Harris              Trustee and chairman           )
-----------------------                                         )
Irving B. Harris                                                )
                                                                )
/s/Leo A. Guthart                Trustee                        )
-----------------------                                         )
Leo A. Guthart                                                  )
                                                                )
/s/Jerome Kahn, Jr.              Trustee                        )
-----------------------                                         )
Jerome Kahn, Jr.                                                )
                                                                )
/s/David C. Kleinman             Trustee                        )
-----------------------                                         )
David C. Kleinman                                               )
                                                                )
/s/James H. Lorie                Trustee                        )
-----------------------                                         )
James H. Lorie                                                  )
                                                                )
/s/Charles P. McQuaid            Trustee                        )    April 30, 1998
-----------------------                                         )
Charles P. McQuaid                                              )
                                                                )
                                                                )
/s/Roger S. Meier                Trustee                        )
-----------------------                                         )
Roger S. Meier                                                  )
                                                                )
/s/Adolph Meyer, Jr.             Trustee                        )
-----------------------                                         )
Adolph Meyer, Jr.                                               )
                                                                )
/s/Ralph Wanger                  Trustee and President          )
-----------------------          (principal executive           )
Ralph Wanger                     officer)                       )
                                                                )
/s/Bruce H. Lauer                Treasurer (principal           )
-----------------------          financial and accounting       )
Bruce H. Lauer                   officer)                       )

                       Index of Exhibits Filed with this Amendment
                       -------------------------------------------

Exhibit
Number                                  Exhibit
------                                  -------

5.1                     Investment Advisory Agreement among Acorn Fund, Acorn
                        International, Acorn USA and Wanger Asset Management,
                        L.P., dated January 1, 1998

5.2                     Administration Agreement among Acorn Fund, Acorn
                        International, Acorn USA and Wanger Asset Management,
                        L.P., dated January 1, 1998

5.3                     Organizational Expenses Agreement between Acorn
                        Investment Trust and Wanger Asset Management, L.P. dated
                        September 3, 1996

6                       Distribution Agreement between Acorn Investment Trust
                        and WAM Brokerage Services, L.L.C., dated January 1,
                        1998

8.3                     Letter agreement applying custodian contract (exhibit
                        8.1) to Acorn USA

10                      Opinion and Consent of Bell, Boyd & Lloyd

11                      Consent of Ernst & Young LLP

17.1                    Financial data schedule - Acorn Fund

17.2                    Financial data schedule - Acorn International

17.3                    Financial data schedule - Acorn USA